Cash and Cash Equivalents	6 Months Ended
Jun. 30, 2018
Cash and Cash Equivalents.
Cash and Cash Equivalents

5. Cash and Cash Equivalents

At June 30, 2018, the Company’s cash and equivalents were € 32,968,000 as compared to € 48,099,000 at December 31, 2017. A significant portion of the cash balance is denominated in US dollars. The cash balances are held at banks with investment grade credit ratings. The cash at banks is at full disposal of the Company.